UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
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LIBERATED SYNDICATION INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Liberated Syndication Inc.
5001 Baum Blvd, Suite 770
Pittsburgh, Pennsylvania 15213
October 15, 2020
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of Liberated Syndication Inc., which will be held virtually at www.virtualshareholdermeeting.com/LSYN2020 on Tuesday, November 17, 2020, starting at 10:00 a.m., Eastern Time. Due to the public health concerns regarding the novel coronavirus disease (“COVID-19”) pandemic, we are holding the Annual Meeting in a virtual-only format to support the health and well-being of our stockholders, directors, officers and employees. For more information about the virtual-only meeting format, please see question “How can I attend the Annual Meeting?” on page 1 of the proxy statement for the Annual Meeting.
In addition to the matters to be acted upon at the meeting, which are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement, there will be an opportunity for you to ask questions and conduct any other business that may properly come before the Annual Meeting.
Whether or not you plan to attend the virtual meeting, the prompt execution of your proxy card will both assure that your shares are represented at the meeting and minimize the cost of proxy solicitation.
The Proxy Statement contains a more extensive discussion of each proposal and therefore you should read the Proxy Statement carefully. The Board of Directors unanimously recommends that you approve all proposals.
Only stockholders of record at the close of business on October 8, 2020 are entitled to vote at the meeting. You are cordially invited to attend the virtual meeting.
Sincerely,

/s/ Brad Tirpak
Brad Tirpak
Chairman of the Board of Directors
The Board encourages stockholders to attend the virtual meeting. Whether or not you plan to attend the virtual meeting, you are urged to execute your proxy card. The proxy may be revoked at any time before the shares are voted at the meeting. Stockholders who attend the virtual meeting may vote their shares personally even though they have sent their proxies.
PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions on the proxy card to vote by telephone or Internet.

Liberated Syndication Inc.
5001 Baum Blvd, Suite 770
Pittsburgh, Pennsylvania 15213

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 17, 2020

To the Stockholders of Liberated Syndication Inc:
The 2020 Annual Meeting of Stockholders of Liberated Syndication Inc., a Nevada corporation (the “Company”), will be held on Tuesday, November 17, 2020, starting at 10:00 a.m., Eastern Time, online at www.virtualshareholdermeeting.com/LSYN2020, for the following purposes:
1.
To elect five directors to serve a one-year term from the date of the Annual Meeting of Stockholders, or until their prior resignation or termination and the election and qualification of their successors;

2.
To ratify the selection by the Board of Directors of Sadler, Gibb & Associates, LLC as the independent registered public accounting firm of Liberated Syndication Inc. for the fiscal year ending December 31, 2020; and

3.	To transact such other business as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.
Our Board of Directors recommends that you vote FOR each of Proposals 1 and 2 above. Our Board of Directors has chosen the close of business on October 8, 2020, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record as of the record date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A copy of our proxy statement and a proxy card accompany this notice. These materials will first be mailed to stockholders on or about October 15, 2020.
By Order of the Board of Directors,

/s/ Brad Tirpak
Brad Tirpak
Chairman
October 15, 2020
Important Notice Regarding Availability of Proxy Materials for the Stockholders Meeting
To Be Held on November 17, 2020.
The proxy statement and Company’s 2019 annual report to stockholders are available at www.proxyvote.com.

PROXY STATEMENT TABLE OF CONTENTS

PROXY STATEMENT
Annual Meeting of Stockholders
To Be Held on November 17, 2020

GENERAL INFORMATION
This proxy statement is being furnished to the stockholders of Liberated Syndication Inc. (the “Company”), a Nevada corporation, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) and any and all adjournments or continuations of the Annual Meeting, to be held Tuesday, November 17, 2020, starting at 10:00 a.m., Eastern Time, online at www.virtualshareholdermeeting.com/LSYN2020, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”). These materials will be first mailed to stockholders on or about October 15, 2020.
When we use “libsyn,” “Liberated Syndication,” “we,” “us,” “our” or the “Company,” we are referring to Liberated Syndication Inc.
This Proxy Statement is also available at: www.proxyvote.com.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
What is the purpose of the Annual Meeting?
At the Annual Meeting, our stockholders will act upon the matters described in this proxy statement. These actions include: (i) the election of five directors to serve a one-year term from the date of the Annual Meeting of Stockholders, or until their prior resignation or termination and the election and qualification of their successors; and (ii) the ratification of Sadler, Gibb & Associates, LLC as the independent registered public accounting firm of Liberated Syndication Inc. for the fiscal year ending December 31, 2020. An additional purpose of the Annual Meeting is to transact any other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof.
Who can attend the Annual Meeting?
All stockholders of record at the close of business on the record date, or their duly appointed proxies, may attend the virtual Annual Meeting. Our Board of Directors has chosen the close of business on October 8, 2020 (the “Record Date”), as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record as of the Record Date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.
How can I attend the Annual Meeting?
Due to the public health concerns regarding the COVID-19 pandemic, we are holding the Annual Meeting in a virtual-only meeting format to support the health and well-being of our stockholders, directors, officers and employees. You will not be able to attend the Annual Meeting at a physical location.

If you are a registered stockholder or beneficial owner of common stock holding shares at the close of business on the Record Date, you may attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/LSYN2020 and logging in by entering the control number found on your proxy card, voter instruction form, or Notice, as applicable. If you lost your control number or are not a stockholder, you will be able to attend the meeting by visiting www.virtualshareholdermeeting.com/LSYN2020 and registering as a guest. If you enter the meeting as a guest, you will not be able to vote your shares or submit questions during the Annual Meeting. You may log into www.virtualshareholdermeeting.com/LSYN2020, beginning at 9:45 a.m. Eastern Time on November 17, 2020. The Annual Meeting will begin promptly at 10:00 a.m. Eastern Time on November 17, 2020. If you experience any technical difficulties during the Annual Meeting, a toll-free number will be available on our virtual Annual Meeting site for assistance.
How will the Annual Meeting be conducted?
The Annual Meeting will be conducted in a virtual-only meeting format. Only stockholders who entered the Annual Meeting by entering the control number found on their proxy card, voter instruction form, or Notice, as applicable, may vote and ask questions at the Annual Meeting. Questions by those stockholders may be submitted in real time during the Annual Meeting at www.virtualshareholdermeeting.com/LSYN2020.
What proposals will be voted on at the Annual Meeting?
Stockholders will vote on two proposals at the Annual Meeting:
•	the election of five directors to serve a one-year term from the date of the Annual Meeting, or until their prior resignation or termination and the election and qualification of their successors; and
•	the ratification of Sadler, Gibb & Associates, LLC as the independent registered public accounting firm of Liberated Syndication Inc. for the fiscal year ending December 31, 2020.
What are the Board’s recommendations?
Our Board recommends that you vote:
•	FOR the election of five nominated directors; and
•	FOR the ratification of Sadler, Gibb & Associates, LLC as the independent registered public accounting firm of Liberated Syndication Inc. for the fiscal year ending December 31, 2020.
Will there be any other business on the agenda?
The Board knows of no other matters that are likely to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.
Who is entitled to vote?
Only stockholders of record at the close of business on the Record Date, October 8, 2020, are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 27,068,179 shares (net of treasury shares) of our common stock outstanding. Holders of common stock as of the Record Date are entitled to one vote for each share held for each of the proposals.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Issuer Direct Corp, you are considered, with respect to those shares, the “stockholder of record.” The proxy statement and proxy card have been sent directly to you by us.
Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The proxy statement has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing.
How do I vote my shares?
All stockholders who receive proxy materials will receive instructions for voting by mail, telephone, using the Internet, or by attending the Annual Meeting virtually.
If you are the beneficial owner of shares held in street name, you must follow the voting procedures from your broker included in your proxy materials.
What constitutes a quorum?
A quorum is the presence, in person or by proxy, of the holders of one-third of the shares of the common stock entitled to vote. Under Nevada law, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Annual Meeting.
What is a broker “non-vote” and what is its effect on voting?
A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting authority with respect to that item and has not received instructions from the beneficial owner. Generally, shares held by brokers who do not have discretionary authority to vote on a particular matter and have not received voting instructions from their customers are not counted or deemed to be present or represented for purposes of determining whether stockholders have approved that matter. More specifically, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting and, therefore, do not have an effect on the outcome of any of the proposals.
What is required to approve each item?
•
For Proposal 1 (election of directors), a plurality of the votes duly cast is required for the election of directors (that is, the nominees receiving the greatest number of votes will be elected). Abstentions are not counted for purposes of the election of directors.

•
For Proposal 2 (ratification of the selection of the independent registered public accounting firm), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•
For any other matters (other than the election of directors) on which stockholders of the Company are entitled to vote, the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. If stockholders hold their shares through a broker, bank or other nominee and do not instruct them how to vote, the broker may have authority to vote the shares on certain items.
How will shares of common stock represented by properly executed proxies be voted?
All shares of common stock represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations on the items listed in the Notice of Annual Meeting. In addition, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.
Can I change my vote or revoke my proxy?
Yes. Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:

•	filing with us a written notice of revocation of your proxy,
•	submitting a properly signed proxy card bearing a later date, or
•	voting online at the virtual annual meeting.
What does it mean if I receive more than one proxy card?
If your shares are registered under different names or are in more than one account, you will receive more than one proxy card. To ensure that all your shares are voted, please sign and return all proxy cards, or if you choose, vote by telephone or through the Internet using the personal identification number printed on each proxy card. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Issuer Direct Corp.
Who paid for this proxy solicitation?
This proxy solicitation is made by the Company. The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies will be borne by us. We will reimburse banks, brokers and other persons holding common stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our common stock.
How are proxies solicited?
In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication or telephone. These persons will receive no special compensation for any solicitation activities.
What is “householding?”
“Householding” means that we deliver a single set of proxy materials to households with multiple stockholders, provided certain conditions are met. Householding reduces our printing and mailing costs.
If you or another stockholder of record sharing your address would like to receive an additional copy of this Proxy Statement, we will promptly deliver it to you upon your request in one of the following manners:
•	by emailing a request to investor@libsyn.com (our preferred communication method) or
•	by emailing a request to accounting@libsyn.com
If you would like to opt out of householding in future mailings, or if you are currently receiving multiple mailings at one address and would like to request household mailings, you may do so by contacting us as set forth above.
Can I receive future stockholder communications electronically through the Internet?
Yes. You may elect to receive future notices of meetings and proxy materials electronically through the Internet. To consent to electronic delivery, you must vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.
Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time and resume receiving stockholder communications in print form.
What are the requirements for presenting stockholder proposals?
Proposals that stockholders wish to submit for inclusion in our proxy statement and related form of proxy for our 2021 annual meeting of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) must be received by us at Liberated Syndication Inc., 5001 Baum Blvd, Suite 770, Pittsburgh, PA 15213, Attn: Secretary, no later than June 17, 2021, unless the date of our 2021 annual meeting is more than 30 days before or after November 17, 2021, in which case the deadline will be a reasonable time before we begin to print and mail our proxy materials. Any stockholder proposal submitted for inclusion must be eligible for inclusion in our proxy statement in accordance with the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”).
With respect to proposals submitted by a stockholder other than for inclusion in our proxy statement and related form of proxy for our 2021 annual meeting of stockholders, timely notice of any stockholder proposal by an eligible stockholder must be received by us in accordance with our Bylaws no later than September 18, 2021 nor earlier than August 19, 2021; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, notice of a stockholder in order to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting is mailed or such public disclosure of the date of the annual meeting is made, whichever first occurs. The notice must be made by a stockholder owning at least one percent of the Company’s outstanding shares of record on the date of the giving of the notice provided to vote at such annual meeting. In addition, the notice must contain the information required by our Bylaws. Any proxies solicited by the Board of Directors for the 2021 annual meeting may confer discretionary authority to vote on any proposals for which notice is not timely received.
Am I entitled to dissenter’s rights?
Under Nevada law, stockholders are not entitled to dissenter’s rights in connection with any of the matters described in this proxy statement.
What are the interests of the Company’s directors and officers in the matters to be acted upon?
Except as indicated below, none of our directors, executive officers, or any of their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon.
Where can I find the voting results of the virtual Annual Meeting?
We will announce the results for the proposals voted upon at the Annual Meeting in a Current Report on Form 8-K filed with the SEC within four business days after the virtual Annual Meeting,
Whom may I contact for further assistance?
If you have any questions about giving your proxy or require any assistance regarding the Annual Meeting, please contact our company:
•	by email to investor@libsyn.com (our preferred communication method) or
•	by email to accounting@libsyn.com
EMERGING GROWTH COMPANY STATUS
We are an “emerging growth company” under applicable federal securities laws and therefore are permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this 2020 Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 and rules of the SEC, including the scaled executive compensation disclosure. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our Named Executive Officers (as defined herein) or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of (1) the last day of the fiscal year in which we have total annual gross revenues of $1.07 billion or more, (2) December 31, 2021, (3) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years, or (4) the date on which we are deemed to be a large accelerated filer under the rules of the SEC.

EXECUTIVE OFFICERS
The following table sets forth:
•	the names of our current executive officers,
•	their ages as of the Record Date for the Annual Meeting and
•	the capacities in which they currently serve the Company:
Name	Age	Position(s)	Officer Since
Laurie A. Sims	52	President, Chief Operating Officer and Principal Executive Officer	2020
Richard P. Heyse	57	Chief Financial Officer	2020
Laurie A. Sims has served as our President, Chief Operating Officer and Principal Executive Officer since August 2020. Ms. Sims has been employed by the Company since its spin-off from FAB Universal Corp. in 2016 (the “Spin-off”). In 2007, she joined Wizzard Software, the parent company of Webmayhem, Inc. (“Libsyn”), which became a wholly-owned subsidiary of the Company in the Spin-off, as general manager. In 2008, Ms. Sims was promoted to President of Libsyn. In 2017, upon the Company’s acquisition of Pair Networks Inc. (“Pair”), she also became the President of Pair. Ms. Sims has 30 years of management experience in private and public technology companies including product development, operations, market expansion, and strategic growth initiatives.
Richard P. Heyse has served as our Chief Financial Officer since August 2020. Most recently, Mr. Heyse served as an interim Chief Financial Officer or consultant for several private companies, including as a consultant at ACA Compliance Group, a leading provider of governance, risk and compliance advisory services, from 2018 to July 2020; the Chief Financial Officer of TMS International, a leading provider of steel mill services, from October 2016 through November 2017; and an interim Chief Financial Officer of Fairmont Supply Company, an industrial products and tools supplier, in 2015. Previously, Mr. Heyse served as Chief Financial, Risk and Compliance Officer at Wesco International, Inc., a publicly-held multinational electronics distribution and services company, from 2009 to 2012; Chief Financial Officer and Chief Information Officer at Innophos Holdings, Inc., a publicly-held leading international producer of essential ingredients, from 2005 to 2009; and as Business CFO - Chemicals Division at Eastman Chemical Company, a publicly-held global specialty chemical company, from 2001 to 2005. While at Innophos Holdings, Inc., Mr. Heyse led the successful initial public offering, Sarbanes-Oxley 404 compliance, and full exit process of the private equity sponsor, Bain Capital. Mr Heyse has 35 years of financial management, capital markets and operational experience in both public and private technology companies, including expertise in business planning, strategy execution, operational optimization, budgeting, SEC compliance, and financial reporting.
CORPORATE GOVERNANCE
We uphold a set of basic values to guide our actions and are committed to maintaining the highest standards of business conduct and corporate governance. We have adopted a Code of Business Conduct and Ethics for directors, officers (including our principal executive officer and principal financial officer) and employees, which, in conjunction with our Articles of Incorporation, Bylaws and Board of Directors committee charters, form the framework for governance of the Company. The Code of Business Conduct and Ethics can be found on our website at: investor.libsyn.com. In addition to the Code of Business Conduct and Ethics, the Board of Directors committee charters, the Articles of Incorporation and the Bylaws are available at our corporate offices. Stockholders may request free printed copies of these documents by emailing a request to investor@libsyn.com.
Board of Directors Independence
The Board of Directors has determined that each of Eric Shahinian, Bradley Tirpak, Brian Kibby, Denis Yevstifeyev and Douglas Polinsky has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and satisfies the independence requirements required by the SEC. The non-management independent directors meet in executive session, without management, at least annually.

Leadership Structure and Risk Oversight
Our Board is currently led by Mr. Bradley Tirpak, who was appointed as Chairman of the Board in August 2020 and has served as a member of the Board since October 2019. Mr. Christopher Spencer, who had served as Chief Executive Officer and a member of the Board since inception of the Company, resigned from these positions in August 2020. Ms. Laurie Sims has been appointed as President and Chief Operating Officer of the Company and is also serving as our principal executive officer until the Board appoints a new Chief Executive Officer. Our Board of Directors is comprised of five independent directors. The Board has four standing independent committees—the Audit Committee, Compensation Committee, Nominating Committee, and Strategic Review Committee. Each of the Board committees is comprised solely of independent directors. Our full Board is responsible for overseeing risk management. Each of our Board committees also considers the risk within its area of responsibilities. Our corporate governance guidelines provide that our non-management directors will meet in executive session at each Board meeting.
The Board believes that the decision as to whether to combine or separate the Chairman of the Board and Chief Executive Officer positions depends on the facts and circumstances facing the Company at a given time and may change over time. Currently, since the Company does not have a Chief Executive Officer, the Chairman and Chief Executive Officer positions are separate. The Board believes that, by separating these two positions, the Chief Executive Officer will be able to focus on running the day-to-day operations of the Company while our Chairman, who is an independent director, can devote his time to matters of Board oversight. The Board believes that this is currently the right form of leadership for the Company.
Committees of the Board of Directors
The Board of Directors has adopted written charters for the Audit Committee, the Compensation Committee and the Nominating Committee, which are available as Appendix A, Appendix B and Appendix C, respectively, of this proxy statement. We will provide, free of charge, a copy of any of these Board committee charters to any stockholder on request. The Board has determined that all members of the Audit, Compensation, Nominating and Strategic Review Committees are independent and satisfy the relevant SEC independence requirements for members of such committees.
Audit Committee. The Audit Committee currently consists of Mr. Yevstifeyev, as chair, Mr. Polinsky and Mr. Tirpak. Mr. Yevstifeyev, the Board of Directors has determined, is an “audit committee financial expert” as defined under SEC rules. This committee oversees the integrity of our financial statements, disclosure controls and procedures, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the qualifications and independence of the independent auditors and the performance of our internal audit function and independent auditors, and the quarterly reviews and annual independent audit of our financial statements. Our independent auditors report directly to the Audit Committee.
Compensation Committee. The Compensation Committee currently consists of Mr. Shahinian, as chair, Mr. Kibby, and Mr. Polinsky. The committee evaluates all executive compensation arrangements and makes all executive compensation determinations. This committee provides assistance to the Board of Directors in overseeing our compensation policies and practices. It reviews and approves the compensation levels and policies for the Board of Directors; reviews and approves corporate goals and objectives with respect to executive compensation and, based upon these evaluations, determines and approves the compensation of our Chief Executive Officer (“CEO”).
Nominating Committee. The Nominating Committee currently consists of Mr. Polinsky as chair, Mr. Yevstifeyev, and Mr. Shahinian. This committee provides assistance to the Board by identifying individuals qualified to become members of the Board of Directors consistent with Board criteria. The committee also oversees the evaluation of the Board of Directors and management. There have not been any material changes to the procedures by which stockholders recommend nominees to the Board of Directors.
Strategic Review Committee. The Strategic Review Committee currently consists of Mr. Shahinian, as chair, and Mr. Kibby. This committee conducts a strategic review of the business of the Company and makes recommendations to the Board with respect to the strategic direction of the Company, its businesses and its opportunities (including with respect to potential strategic transactions involving the Company), in order to enhance shareholder value.

Communicating Concerns to Directors
Stockholders or other interested parties may communicate with our Board, any individual director or members of any Board committee. Stockholders should identify the intended recipient or recipients and send any communications to the following address or email address:
Board of Directors
Liberated Syndication Inc.
c/o Corporate Secretary
5001 Baum Blvd
Suite 770
Pittsburgh, PA 15213
investor@libsyn.com
The Audit Committee has established procedures for employees who have a concern about our accounting, internal accounting controls or auditing matters, to communicate that concern directly to the Audit Committee in one of the following ways:
•	Calling the whistle blowing hotline at (877) 350-0004
•	Writing to the Audit Committee, at the following address:
Chair of the Audit Committee
Liberated Syndication Inc.
5001 Baum Blvd
Suite 770
Pittsburgh, PA 15213
The hotline service will forward any communications related to our accounting, internal accounting controls, or auditing matters to the Chair of the Audit Committee. Communications may be anonymous.
Board and Committee Meetings
The Board held eight meetings in 2019. During 2019, the Audit Committee held four meetings, the Compensation Committee held two meetings and the Nominating Committee did not hold any meetings. During 2019, each director attended at least 75% of the meetings of the Board held during the period for which he has been a director and of each committee held during the period that he served as a member. We encourage, but do not require, Board member attendance at our Annual Meeting. During 2019, we did not hold an annual stockholders’ meeting.
Director Selection Process
The Nominating Committee provides assistance to the Board in evaluating and selecting director nominees of the Company to be considered for election at the annual meeting of stockholders and takes such other actions within the scope of its charter as the committee deems necessary or appropriate.
The Nominating Committee has responsibility for identifying and evaluating new nominees to the Board. In evaluating director nominees, the committee will, as described in the committee’s charter, consider various criteria, including relevant industry experience, general business experience, relevant financial experience, and compliance with independence and other qualifications necessary to comply with any applicable securities laws. The Nominating Committee, which does not have a formal diversity policy, considers diversity in a broad sense when evaluating Board composition and nominations; and it seeks to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and our Company. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of our business. We therefore seek to attract and retain qualified directors who have sufficient time to devote to their responsibilities and duties to us and our stockholders.
Between annual meetings of stockholders, the Board may elect directors to serve until the next annual meeting. Nominees for directorship will be selected by the Nominating Committee, in accordance with the policies and principles in its charter, and nominated by the Board for stockholder elections. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential director nominees, although we may do so in the future.

To date, we have not received any recommendations from stockholders requesting the Board or any of its committees to consider a nominee for inclusion among the Board’s slate of nominees in our proxy statement for the Annual Meeting. However, our stockholders may recommend director nominees, and the committee will consider nominees recommended by stockholders. A stockholder wishing to submit such a recommendation should send a letter to the Corporate Secretary at our principal executive offices in accordance with the provisions of our Bylaws and the provisions set forth in the Questions and Answers about the Annual Meeting section under the question, “What are the requirements for presenting stockholder proposals?” The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Director Nominee Recommendation.” The letter must identify the author as a stockholder and provide a brief summary of the nominee’s qualifications, including such information about the nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the SEC had such nominee been nominated by the Board, as well as contact information for both the nominee and the stockholder. The letter must comply with the requirements set forth in our Bylaws. Nominees should at a minimum have relevant business and financial experience and must be able to read and understand fundamental financial statements. We believe that nominees recommended by stockholders will be evaluated in the same manner as nominees recommended by directors, the Company’s management or third parties; provided, however, that the committee may prefer nominees who are personally known to the existing directors and whose reputations are highly regarded. The committee will consider all relevant qualifications as well as our needs in terms of compliance with listing standards and SEC rules.
Mr. Tirpak, Mr. Shahinian and Mr. Kibby joined the Board in 2019 and are each standing for election to the Board for the first time. Mr. Tirpak and Mr. Shahinian were recommended for appointment to the Board by a stockholder and Mr. Kibby was recommended for appointment to the Board by Mr. Tirpak and Mr. Shahinian.
Audit Committee Report
The Audit Committee acts pursuant to a written charter that was approved by the Board of Directors. The Audit Committee oversees our financial reporting process on behalf of the Board. Our management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited consolidated financial statements with our management, including a discussion of the quality, not just the acceptability, of the accounting principles used; the reasonableness of significant judgments made; and the clarity of the disclosures in the financial statements.
The Audit Committee reviewed with Sadler, Gibb & Associates, LLC (“Sadler”), our independent registered public accounting firm for the year ended December 31, 2019, which is responsible for expressing an opinion on the conformity of the consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of our accounting principles. The Audit Committee discussed with Sadler the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee has received the written disclosures and the letter from Sadler required by applicable requirements of the PCAOB regarding Sadler’s communications with the Audit Committee concerning independence, and has discussed with Sadler its independence.
The Audit Committee discussed with Sadler the overall scope and plans for its audit. The committee met with Sadler with and without management present, to discuss the results of their examinations; their evaluations of our internal control, including internal control over financial reporting; and the overall quality of our financial reporting.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited consolidated financial statements and management’s assessment of the effectiveness of our internal control over financial reporting, together with Sadler’s report, be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC.
Audit Committee
Denis Yevstifeyev, Chair
Douglas Polinsky
Bradley Tirpak

Related Party Transactions
On October 4, 2019, the Company entered into a Settlement Agreement (the “Settlement Agreement”) with Camac Fund, L.P. (“Camac”) and Eric Shahinian (jointly, the “Camac Parties”), pursuant to which Mr. Shahinian and Mr. Tirpak were appointed as directors of the Company in October 2019, Mr. Kibby was appointed as a director of the Company in November 2019, and Mr. Gregory Smith resigned from his role as a member of the Board in November 2019. Camac owns over 5% of the Company’s common stock. Pursuant to the Settlement Agreement, the Company agreed to (i) cancel 300,000 shares of restricted stock awards previously granted to the Company’s former Chief Executive Officer and former Chief Financial Officer and (ii) reimburse the Camac Parties for up to $600,000 of their expenses. As directors of the Company, Mr. Shahinian and Mr. Tirpak participate in the standard compensation and reimbursement of expenses offered to non-employee directors of the Company.
Except as described above, during the fiscal years ended December 31, 2019 and 2018, there were no transactions, and there are no currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.
Review, Approval or Ratification of Transactions with Related Parties. The charter of the Audit Committee requires the Audit Committee to review and either approve, disapprove or ratify all material related party transactions.
Compensation Committee Interlocks and Insider Participation
No interlocking relationship exists between the Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following sets forth the compensation of the Company’s Chief Executive Officer during fiscal 2019, and the other persons who served as executive officers during fiscal 2019. Unless otherwise noted, the amounts shown represent what was earned in fiscal 2019.
SUMMARY COMPENSATION TABLE – FISCAL 2019
Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Non-equity incentive plan compensation ($)	All other compensation(3) ($)	Total ($)
Christopher Spencer – Former Chief Executive Officer(1)	2019	400,000	—	—	—	—	400,000
	2018	400,000	60,000	—	—	—	460,000
John Busshaus – Former Chief Financial Officer(2)	2019	262,500	52,500	—	—	16,077	331,077
	2018	350,000	—	—	—	15,341	365,341
(1)	Mr. Spencer resigned as Chief Executive Officer and as a director of the Company effective July 31, 2020.
(2)
Mr. Busshaus ceased being Chief Financial Officer of the Company effective October 2, 2019. On February 28, 2020, the Board approved the termination of Mr. Busshaus from the Company. On April 24, 2020, Mr. Busshaus filed a complaint against the Company with the American Arbitration Association (“AAA”) asserting claims arising from his employment relationship with the Company, including, inter alia, claims for wages, compensation and benefits, and claims of unlawful discharge and wrongful termination. Mr. Busshaus claims that he resigned for “Good Reason” as defined in Section 8(c) of his Employment Agreement, pursuant to which he claims to be entitled to the “Effect of Termination” under the Employment Agreement in Section 9(c). The Company denies Mr.Busshaus’ claims in their entirety and no further compensation will be awarded to Mr. Busshaus in connection with his termination.

(3)	Mr. Busshaus received $15,341 and $16,077 in credit card points in 2018 and 2019, respectively.
Outstanding Equity Awards at 2019 Fiscal Year-End
		STOCK AWARDS
Name	Grant Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)(1)
Christopher Spencer(4)	4/17/2017(2)	375,000	1,237,500
	12/15/2017(3)	1,100,000	3,630,000
John Busshaus(5)	4/17/2017(2)	312,500	1,031,250
	12/15/2017(3)	900,000	2,970,000
(1)	The market value of the stock grants is calculated based on the closing price of our common stock at December 31, 2019 of $3.30 per share.
(2)
The award agreement provided that these shares (the “Nasdaq Shares”) were subject to an up-listing of the Company to the Nasdaq Stock Market by within 24 months of the date of the agreement and, if the up-listing was not obtained in that time frame, the stock would be forfeited.

(3)
The award agreement provided that the award recipient would retain (i) 50% of the awarded shares (the “$5.00 Shares”) if the Company obtained an average of $5.00 per share closing price for any 10 consecutive trading days if obtained within 30 months of the date of the agreement and (ii) 50% of the awarded shares (the “$7.00 Shares”) if the Company obtained an average of $7.00 per share closing price for any 10 consecutive trading days if obtained within 36 months of the date of the agreement.

(4)
On July 31, 2020, the Company and Mr. Spencer entered into a Separation and Transition Services Agreement and General Release (the “Separation Agreement”), under which (i) 225,000 Nasdaq Shares vested upon his execution of the Separation Agreement (subject to holding restrictions), (ii) the 550,000 $5.00 Shares were forfeited, and (iii) the 550,000 $7.00 Shares vested upon his execution of the Separation Agreement (subject to holding restrictions). For more information about the Separation Agreement, see the Company’s Current Report on Form 8-K filed with the SEC on August 5, 2020.

(5)
Mr. Busshaus ceased being Chief Financial Officer of the Company effective October 2, 2019. On February 28, 2020, the Board approved the termination of Mr. Busshaus from the Company. On April 24, 2020, Mr. Busshaus filed a complaint against the Company with the AAA asserting claims arising from his employment relationship with the Company, including, inter alia, claims for wages, compensation and benefits, and claims of unlawful discharge and wrongful termination. Mr. Busshaus claims that he resigned for “Good Reason” as defined in Section 8(c) of his Employment Agreement, pursuant to which he claims to be entitled to the “Effect of Termination” under the Employment Agreement in Section 9(c). The Company denies Mr.Busshaus’ claims in their entirety and expects that the 1,212,500 shares of unvested shares held by Mr. Busshaus will be forfeited and cancelled.

Compensation Administration
General Process. Executive compensation decisions at the Company are the product of several factors, modified by judgment and discretion as necessary. The predominant factors include:
•	key performance measurements, such as revenue and key business developments;
•	strategic initiatives, such as new product launches, acquisitions, and implementation of process improvements;
•	achievement of specific operational goals relating to the sphere of influence led by the executive; and
•	compensation of other executives within the Company (to ensure internal equity).
For the CEO, these factors are judged, and compensation is recommended, by the Compensation Committee of the Board and approved by the Board. For the other executive officers (including all the named executive officers in the Summary Compensation Table), the factors are considered by the CEO, who recommends compensation levels. These judgments and recommendations are then reviewed and approved or revised by the Compensation Committee.
Generally, the Compensation Committee reviews and adjusts base compensation once per year, effective at the beginning of each fiscal year (January 1). Annual incentives are typically paid within two months of the fiscal year end.
Role of Compensation Committee. The Compensation Committee evaluates all executive compensation arrangements and makes all executive compensation determinations. The Compensation Committee oversees the design, development and implementation of our compensation program. The committee evaluates the performance of the CEO and determines CEO compensation consistent with the objectives of the compensation program. The committee also approves all incentive compensation plans and approves or revises recommendations made by the CEO for compensation decisions affecting other executives. The committee also approves all bonuses, awards and grants under all incentive plans.
Role of CEO. Our CEO is responsible for the implementation and administration of our compensation program throughout the organization. The CEO evaluates the performance of executives and, consistent with the objectives of the compensation program, meets with the Compensation Committee to consider and recommend compensation programs, set and evaluate performance milestones, and make specific recommendations on the form and amount of compensation for executives.
Role of Compensation Consultants. The Compensation Committee has not engaged an external compensation consultant to assist in setting executive and director compensation; however, it may do so in the future.
DIRECTOR COMPENSATION
In 2019, we paid our non-employee directors a cash retainer. In 2020, the Board of Directors will consider stock options or other appropriate equity incentive grants to the outside directors. We reimburse directors for out-of-pocket expenses they incur when attending meetings of the Board. Salaried executives who serve as directors are not paid for their services as directors and accordingly, Christopher Spencer is not included in the director compensation table below.
The following table sets forth the compensation we paid our non-employee directors in 2019. Unless otherwise noted, the amounts shown represent what was earned in fiscal 2019.

DIRECTOR COMPENSATION TABLE – FISCAL 2019
All outside directors are entitled to base annual cash compensation of $36,000, which is paid quarterly.
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Brian Kibby(1)	4,500	—	—	—	—	—	4,500
Doug Polinsky	36,000	—	—	—	—	—	36,000
Eric Shahinian(2)	9,000	—	—	—	—	—	9,000
J. Gregory Smith(3)	27,000	—	—	—	—	—	27,000
Bradley Tirpak(4)	9,000	—	—	—	—	—	9,000
Denis Yevstifeyev	36,000	—	—	—	—	—	36,000
(1)	Mr. Kibby joined the Board on November 19, 2019.
(2)	Mr. Shahinian joined the Board on October 4, 2019.
(3)	Mr. Smith resigned from the Board effective November 19, 2019.
(4)	Mr. Tirpak joined the Board on October 4, 2019.
Summary Information about Equity Compensation Plans
Stockholder Approval of Equity Compensation Plans. The following table presents information as of December 31, 2019 about the Company’s common stock that may be granted to employees, consultants or members of the Board of Directors under all of our existing equity compensation plans and individual arrangements. The Company does not have any stock option plans under which options have been granted.
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)(#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)($)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities reflected in Column (a)) (c)(#)
Equity compensation plans approved by stockholders	3,000,000	—	3,000,000
Equity compensation plans not approved by stockholders	—	—	—
Total	3,000,000	—	3,000,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of October 8, 2020 regarding the beneficial ownership of our common stock, for:
•	each person (or group of affiliated persons) who, insofar as we have been able to ascertain, beneficially owned more than 5% of the outstanding shares of our common stock;
•	each director;
•	each named executive officer; and
•	all directors and executive officers as a group.
We relied on information received from each stockholder as to beneficial ownership, including information contained on Schedules 13D and 13G and Forms 3, 4 and 5. As of October 8, 2020, there were 27,068,179 shares (net of treasury shares) of common stock outstanding.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
5% or More Stockholders:
Zhang Hongcheng(2)	2,332,200	9%
Camac Partners, LLC(3)	2,068,616	8%
Directors:
Brian Kibby(4)	25,000	*
Douglas Polinsky(5)	254,241	*
Eric Shahinian (3)(4)	2,068,616	8%
Bradley Tirpak	125,000	*
Denis Yevstifeyev(5)	250,000	*
Named Executive Officers:
Christopher Spencer, Former Chief Executive Officer(6)	775,000	2.9%
John Busshaus, Former Chief Financial Officer(7)	2,057,524	7.6%
All directors and current executive officers as a group (7 persons)	3,462,857	12.8%
*	Less than 1%
(1)	The address of each director and officer is c/o Liberated Syndication Inc., 5001 Baum Blvd., Suite 770, Pittsburgh, PA 15213.
(2)	The address of Zhang Hongcheng is No 72 Anda St. Chaoyang District, Changchun City, JI,IN Province, China.
(3)
Based on a Form 4 filed by Eric Shahinian on September 8, 2020. Camac Fund, LP (“Camac Fund”) directly beneficially owns all such shares and is controlled by Eric Shahinian. Mr. Shahinian is in a position indirectly to determine the investment and voting decisions made by Camac Fund. Each of Camac Capital, LLC (“Camac Capital”), as the general partner of Camac Fund, and Camac Partners, LLC (“Camac Partners”), as the investment manager of Camac Fund, may be deemed to have the power to direct the voting and disposition of the shares of the Company’s common stock owned by Camac Fund, and may be deemed to be the indirect beneficial owner of such shares. Each of Camac Capital and Camac Partners disclaims beneficial ownership of such shares for all other purposes. Mr. Shahinian disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address of Camac Fund, Camac Capital and Camac Partners is 350 Park Avenue, 13th Floor, New York, NY 10022.

(4)
The director grant of 25,000 shares awarded to Brian Kibby and Eric Shahinian in 2020 has quarterly vesting and will be processed with the Company’s transfer agent when the fourth quarter vesting period is completed.

(5)	The shares stated in the table for Douglas Polinsky and Denis Yevstifeyev reflect the forfeiture of 100,000 shares that have not yet been processed with the Company’s transfer agent.
(6)
Following the date of the beneficial ownership table, October 8, 2020, the Company purchased 236,209 shares from Mr. Spencer to satisfy a tax withholding obligation, resulting in his ownership of 538,591 shares.

(7)
Mr. Busshaus ceased being Chief Financial Officer of the Company effective October 2, 2019. On February 28, 2020, the Board approved the termination of Mr. Busshaus from the Company. On April 24, 2020, Mr. Busshaus filed a complaint against the Company with the AAA asserting claims arising from his employment relationship with the Company. In June 2020, Mr. Busshaus transferred 995,024 shares to his wife, Christine Busshaus, which are included in the table above. In September 2020, Mr. Busshaus forfeited 150,000 shares as required by the Settlement Agreement. The Company denies Mr.Busshaus’ legal claims in their entirety and expects that the 1,062,500 shares of unvested shares held by Mr. Busshaus will be forfeited and cancelled.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than 10% of our common stock to timely file with the SEC initial reports of ownership and reports of changes in their ownership of our common stock. SEC regulations require our directors, executive officers and greater than 10% stockholders to furnish us with copies of these reports.
To our knowledge, based solely on a review of the reports we filed on behalf of our directors and executive officers, as well as written representations from these persons that no other reports were required, and all other Section 16(a) reports provided to us, we believe that during fiscal 2019 our directors, executive officers and holders of more than 10% of our common stock filed the required reports on a timely basis under Section 16(a), with the exception of (i) a failure to make one filing for Douglas Polinsky, one of our directors, for one transaction for the forfeiture of common stock that did not meet performance conditions and (ii) a failure to make one filing for Denis Yevstifeyev, one of our directors, for one transaction for the forfeiture of common stock that did not meet performance conditions.
Changes in Control
There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS
Our directors hold office until the end of their respective terms or until their successors have been duly elected and qualified. Our executive officers are appointed by the Board of Directors and serve at the discretion of the Board.
Nominees for Election as Directors
At the time of the Annual Meeting, the Board will consist of five members: Bradley Tirpak, Brian Kibby, Douglas Polinsky, Eric Shahinian and Denis Yevstifeyev. At the Annual Meeting, the stockholders will elect five directors to serve a one-year term, or until their prior resignation or termination and the election and qualification of their successors.
The Board proposes that the five individuals listed below be elected as directors. The nominees have consented to serve if elected to the Board. In the event that one or more of the nominees is unable to serve as a director at the time of the Annual Meeting (which is not expected), proxies with respect to which no contrary direction is made will be voted FOR such substitute nominee(s) as shall be designated by the Board to fill the vacancy or vacancies.
The names of the nominees, together with certain information about them, are set forth below:
Name	Age	Position with the Company	Director Since
Bradley Tirpak	50	Chairman of the Board	2019
Brian Kibby	53	Director	2019
Douglas Polinsky	61	Director	2015
Eric Shahinian	32	Director	2019
Denis Yevstifeyev	38	Director	2015
Bradley Tirpak has served as Chairman of the Board since August 2020 and as a director of the Company since October 2019. Mr. Tirpak is a professional investor with more than 25 years of investing experience. Since September 2016, he has served as a portfolio manager and Managing Director at Palm Active Partners, LLC, a private investment company. From October 2008 to August 2016, Mr. Tirpak served as Managing Member of Locke Partners, LLC, a private investment company. He also previously served as a portfolio manager at Credit Suisse First Boston, Caxton Associates, Sigma Capital Management and Chilton Investment Company. Mr. Tirpak served as a director at Applied Minerals, Inc., a publicly traded specialty materials company, from April 2015 to March 2017, as a director at Flowgroup plc, an energy supply and services business in the United Kingdom, from June 2017 to October 2018 and as a director at Birner Dental Management Services, Inc., a dental service organization, from December 2017 to January 2019. Since December of 2014, Mr. Tirpak has served as a director of Full House Resorts, Inc., a publicly traded gaming company, and since October of 2019 as a director of TSR, Inc., a publicly traded provider of information technology consulting and recruiting services, and since April of 2020 as a director of Barnwell Industries Inc., a publicly traded company engaged in real estate development and oil and gas exploration. Mr. Tirpak also currently serves as trustee of The HALO Trust, the world’s largest humanitarian mine clearance organization focused on clearing the debris of war in over 25 countries. Mr. Tirpak earned a B.S.M.E. from Tufts University and an M.B.A. from Georgetown University.
The Company believes that Mr. Tirpak is a valuable member of the Board due to his knowledge and experience in investing, capital allocation and corporate governance, as well as his experience serving on the boards of other publicly traded companies.
Brian Kibby has served as a director of the Company since November 2019. Mr. Kibby has served as CEO of Omni Update + Destiny Solutions in the student information and content management SasS environment since September 2020. Previously, Mr. Kibby served as CEO of N2Ventures, a provider of value-added advisory services that help private equity and venture capital portfolio companies accelerate and operationalize success at scale, from September 2019 to September 2020. He previously served as CEO of Knewton, a global EdTech leader, from 2017 to 2019, and MV Transportation, the largest privately held transportation and logistics company in the United States, from 2015 to 2017. Mr. Kibby has more than 20 years of experience in Edtech, including as President of McGraw-Hill Higher Education and Senior Vice President of Pearson Education. Mr. Kibby holds a bachelor’s degree in finance from Western Illinois University and is a U.S. Army veteran.

The Company believes that Mr. Kibby is a valuable member of the Board based on his strong business skills and his experience serving as a CEO and in other leadership roles in the software and technology industries.
Douglas Polinsky has served as a director of the Company since its inception in September 2015. Mr. Polinsky has served as President and CEO of Mill City Ventures III, Ltd., a publicly traded non-bank lender and specialty finance company, since 2013. Mr. Polinsky has served as a director of FAB Universal Corp. since October 2007. Mr. Polinsky serves as the President of Great North Capital Corp., a Minnesota-based financial services company he founded in 1995. Great North Capital Corp. advises corporate clients on capital formation and other transaction-related financial matters. Mr. Polinsky earned a Bachelor of Science degree in Hotel Administration at the University of Nevada at Las Vegas.
The Company believes that Mr. Polinsky is a valuable member of the Board based on his extensive business background, and his experience serving in leadership roles and on the boards of other public and private companies.
Eric Shahinian has served as a director of the Company since October 2019. Mr. Shahinian is the managing member of Camac Partners LLC, a private investment firm that he founded in 2011. Prior to founding Camac, he was an analyst at Kingstown Capital Management L.P., an investment firm, from 2009 to 2011. Mr. Shahinian was a director of Khan Resources, Inc. from 2015 to 2017, during which time the company reached a settlement with the government of Mongolia regarding an arbitration award entered in the company’s favor and paid out a large return of capital. Mr. Shahinian has a B.S. from Babson College.
The Company believes that Mr. Shahinian is a valuable member of the Board based on his knowledge and experience in investing, capital allocation, corporate governance and his general business experience.
Denis Yevstifeyev has served as a director of the Company since its inception in September 2015. Mr. Yevstifeyev also has served as a director of Fab Universal Corp. since 2007. Mr Yevstifeyev has been serving as Chief Financial Officer for The Art Institutes, a system of private, non-profit schools throughout the United States, since January 2019. From December 2017 to December 2018, Mr. Yevstifeyev served as Vice President of Financial Planning & Analysis and Procurement for Dream Center Education Holdings. From 2009 to 2012, and from 2015 to 2017, Mr. Yevstifeyev served in various roles, including as the Director of Financial Planning & Analysis, for Education Management Corporation, an operator of post-secondary educational institutions. From 2012 to 2015, Mr. Yevstifeyev owned and operated his commercial printing company. Mr. Yevstifeyev graduated with a Bachelor of Science degree in Business from Washington and Jefferson College. He also graduated with honors from the Moscow Bank College of the Central Bank of Russia in Moscow with a degree in Finance in 2000.
The Company believes that Mr. Yevstifeyev is a valuable member of the Board based on his strong accounting and finance background, and his experience serving as a CFO of a private company.
Vote Required
A plurality of the votes duly cast is required for the election of directors (that is, the nominees receiving the greatest number of votes will be elected). Abstentions are not counted for purposes of the election of directors.
THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES AS DIRECTORS OF THE COMPANY.

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected Sadler as its independent registered public accounting firm to examine the Company’s financial statements for fiscal 2020 and to perform other appropriate accounting services. Sadler has audited our financial statements since 2018. Although ratification is not required by law, the Board has determined that it is desirable to seek stockholder ratification of this appointment in light of the critical role played by the independent registered public accounting firm in auditing our financial statements. Notwithstanding the ratification of Sadler, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of us and our stockholders. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. A representative from Sadler is expected to attend the 2020 Annual Meeting.
Audit and Non-Audit Fees
The following table summarizes the fees paid or payable to Sadler for services rendered for the fiscal years ended December 31, 2019 and 2018. The Audit Committee approved 100% of the fees for 2019 and 2018.
	Fiscal Year 2019	Fiscal Year 2018
Audit fees(1)	$108,898	$82,000
Audit-related fees	—	—
Tax Fees	—	—
All other fees	—	—
Total	$108,898	$82,000
(1)
Consists of fees for audit of the Company’s annual financial statements, audit of the financial statements of acquired subsidiaries, the review of interim financial statements included in the Company’s quarterly reports, and the review of other documents filed with the SEC.

Audit fees – Consists of fees for professional services rendered by our principal auditor for the audit of our annual financial statements and the review of financial statements included in our Forms 10-Q or services that are normally provided by our principal accountants in connection with statutory and regulatory filings or engagements.
Audit-related fees – Consists of fees for assurance and related services by our principal accountants that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit fees.”
Tax fees – Consists of fees for professional services rendered by our principal accountants for tax compliance, tax advice and tax planning.
All other fees – Consists of fees for products and services provided by our principal accountants, other than the services reported under “Audit fees,” “Audit-related fees” and “Tax fees” above.
The Audit Committee is informed of and approves all services Sadler provides. The Audit Committee pre-approves the annual audit fee, tax services, and non-routine SEC filing reviews, as well as the fees for all large projects that are expected to cost more than $35,000. In addition, it has pre-approved $15,000 for items that relate to routine accounting services related to items such as new accounting pronouncements, routine SEC filings requiring consents, and routine tax consultations. Upon performance of such services, the Audit Committee is informed of and approves the matters to which such consultations relate. Upon approval by the Audit Committee, the amount is added back to the pre-approved $15,000.
Vote Required
The ratification of the appointment of Sadler as our independent registered public accounting firm for the year ending December 31, 2020 requires the affirmative vote of the holders of a majority of the stockholders’ shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required. Abstentions effectively count as a vote “against” the proposal.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SADLER, GIBB & ASSOCIATES, LLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.
YOUR VOTE IS IMPORTANT. WE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY CARD, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID US IN AVOIDING THE EXPENSE OF ADDITIONAL PROXY SOLICITATIONS. GIVING YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON AT THE VIRTUAL MEETING OR YOUR RIGHT TO RESUBMIT LATER DATED PROXY CARDS.
Liberated Syndication Inc.

By Order of the Board of Directors,

/s/ Laurie A. Sims
Laurie A. Sims
President and Chief Operating Officer

Appendix A
Charter of the Audit Committee

Effective Date: May 1, 2016
Mission
The purpose of the Audit Committee (the “Committee”) is to assist The Board of Directors (the “Board”) for Liberated Syndication Inc. (the “Company”) oversight of the following:
•	the independent registered public accounting firm's qualifications and independence
•	the performance of the corporation's independent registered public accounting firm
•	management's responsibilities to assure that there is in place an effective system of controls reasonably designed to:
•	safeguard the assets and income of the corporation
•	assure the integrity of the corporation's financial statements
•	maintain compliance with the corporation's ethical standards, policies, plans and procedures, and with laws and regulations
Membership
The Audit Committee shall be composed solely of non-management directors, not fewer than three in number. Each member of the Audit Committee shall meet the requirements of the NYSE corporate governance listing standards, the Sarbanes-Oxley Act of 2002 and rules promulgated there under, and other applicable laws and regulations.
Duties and responsibilities
The Audit Committee shall have the following duties and responsibilities:
A.	Meetings and certain responsibilities
•
The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet, at least quarterly, the executive management to discuss any matters that the Audit Committee or these persons believe should be discussed. The Audit Committee may also meet periodically in separate executive sessions. The Audit Committee may request any officer or employee of the corporation or the corporation's outside counsel or independent registered public accounting firm to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

•
The Audit Committee has authority to retain outside legal counsel, or accounting or other advisors, when deemed necessary, without the prior permission from the corporation's Board of Directors or management, and shall be provided the necessary resources for such purposes.

•
The Audit Committee shall review, at least annually, the committee's charter and recommend any proposed changes to the Board for approval. The Audit Committee shall conduct, and report to the Board the results of, an annual performance evaluation of the Audit Committee, which evaluation shall compare the performance of the Audit Committee with the requirements of this charter. The Audit Committee shall report regularly to the Board, including review of any issues that arise with respect to the quality or integrity of the corporation's financial statements, the corporation's compliance with legal or regulatory requirements, and the performance and independence of the independent registered public accounting firm.

•
The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the corporation regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by corporation employees of concerns regarding questionable accounting or auditing matters.

•	The Audit Committee shall prepare the Audit Committee report required by the rules of the Securities and Exchange Commission to be included in the corporation's annual proxy statement.
•	The Audit Committee shall review and approve all material related party transactions.
B.	Oversight of the corporation's relationship to external auditors
•
The independent registered public accounting firm for the corporation is accountable to the Board of Directors and Audit Committee of the corporation, as representatives of the shareholders, and shall report directly to the Audit Committee. The Audit Committee shall have the authority and direct responsibility to appoint, retain, compensate, evaluate and, where appropriate, replace the independent registered public accounting firm (subject to shareholder ratification if required or sought by the Board of Directors), and shall advise the Board of Directors on these matters.

•
The independent registered public accounting firm shall submit, at least annually, a report to the Audit Committee regarding (a) the auditor's internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control or peer review or by any inquiry or investigations by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with such issues. The independent registered public accounting firm shall also submit such a report to the Audit Committee promptly after any review, inquiry or investigation referred to in the preceding sentence.

•
The independent registered public accounting firm shall also submit on a periodic basis, but at least annually, to the Audit Committee a formal written statement delineating all relationships between the audit firm and the corporation, including each non-audit service provided to the corporation and at least the matters set forth in Independence Standards Board No. 1. The Audit Committee shall discuss with the independent registered public accounting firm whether any disclosed relationships or services, or any other factors, may impact the objectivity and independence of the independent registered public accounting firm, and shall recommend to the Board that it take appropriate action to satisfy itself of the independence of the independent registered public accounting firm.

•
The Audit Committee shall have authority to approve all fees and terms of engagement of the independent registered public accounting firm and shall pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent registered public accounting firm.

•
The Audit Committee shall set clear hiring policies for employees or former employees of the independent registered public accounting firm and for audit partner rotation in compliance with applicable laws and regulations. The Audit Committee shall consider whether, in order to assure continuing auditor independence, there should be a regular rotation of the independent registered public accounting firm.

•
The Audit Committee shall discuss with management and the independent registered public accounting firm, and resolve, any disagreements regarding financial reporting. The Audit Committee shall review with the independent registered public accounting firm any audit problems or difficulties and management's response thereto.

C.	Compliance and regulatory oversight responsibilities
The Audit Committee shall:
•
Receive periodic presentations from management and the independent registered public accounting firm on the identification and resolution status of material weaknesses and reportable conditions in the internal control environment, including any significant deficiencies in the design or operation of internal controls that could adversely affect the corporation's ability to record, process, summarize and report financial data, and on any fraud, whether or not material, that involves management or other employees who have a significant role in the corporation's internal controls.

•	Review management reports issued by the corresponding independent registered public accounting firm's attestation and agreed-upon procedures reports.

D.	Financial statement and disclosure matters
The Audit Committee shall:
•	Review and discuss, at least annually, with management, the independent registered public accounting firm the scope of the audit.
•
Review and discuss, at least annually, with management, the independent registered public accounting firm the annual audited financial statements, and significant current reports, including specific disclosures made in “Management's Discussion and Analysis of Financial Condition and Results of Operation.”

•
Review and discuss with management, the independent registered public accounting firm, and receive a timely report from the independent registered public accounting firm with respect to, any significant accounting, income tax, financial, reporting policies, issues or judgments made in connection with the preparation, or audit, of the corporation's financial statements and other financial or informational reports, including any major issues regarding or significant changes in the corporation's selection or application of accounting principles, the development, selection and disclosure of critical accounting estimates or judgments (including reserves), an analysis of the effect of any alternative assumptions, estimates or GAAP methods on the financial statements, and the effect of regulatory examinations or any regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements, and obtain from the independent registered public accounting firm a timely report relating to any material communications between the independent registered public accounting firm and management, such as any “management” letter or schedule of unadjusted differences.

•
Review internal accounting control reports (management letters) submitted by the independent registered public accounting firm which relate to the corporation. Review summaries of significant issues in management letters addressed to subsidiaries of the corporation.

•	Discuss with management the corporation's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.
•
Discuss with the independent registered public accounting firm the matters required to be described by SAS 61, including without limitation, any difficulties encountered in the course of the work, any restriction on the scope of the independent registered public accounting firm's activities or on access to requested information and any significant disagreements with management.

Appendix B
CHARTER OF THE COMPENSATION COMMITTEE OF
LIBERATED SYNDICATION INC.

Effective Date: May 1, 2016
MEMBERSHIP
The Compensation Committee (the “Committee”) of the board of directors (the “Board”) of Liberated Syndication Inc. (the “Company”) shall consist of three or more directors. Each member of the Committee shall be independent in accordance with the provisions of Rule 10C-1(b)(1) under Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Each member of the Committee must qualify as “non-employee directors” for the purposes of Rule 16b-3 under the Exchange Act, and as “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code, as amended.
The members of the Committee shall be appointed by the Board based on recommendations from the nominating and corporate governance committee of the Board. The Board may remove any member from the Committee at any time with or without cause.
PURPOSE
The purpose of the Committee is to carry out the responsibilities delegated by the Board relating to the review and determination of executive compensation.
DUTIES AND RESPONSIBILITIES
The Committee shall have the following authority and responsibilities:
To review and approve annually the corporate goals and objectives applicable to the compensation of the chief executive officer (“CEO”), evaluate at least annually the CEO's performance in light of those goals and objectives, and determine and approve the CEO's compensation level based on this evaluation. In determining the long-term incentive component of CEO compensation, the Committee may consider the Company's performance and relative stockholder return, the value of similar incentive awards given to CEOs at comparable companies and the awards given to the Company's CEO in past years. In evaluating and determining CEO compensation, the Committee shall consider the results of the most recent stockholder advisory vote on executive compensation (“Say on Pay Vote”) required by Section 14A of the Exchange Act. The CEO cannot be present during any voting or deliberations by the Committee on his or her compensation.
To approve the compensation of all other executive officers. In evaluating and determining executive compensation, the Committee shall consider the results of the most recent Say on Pay Vote.
To review, and approve and, when appropriate, recommend to the Board for approval, incentive compensation plans and equity-based plans, and where appropriate or required, recommend for approval by the stockholders of the Company, which includes the ability to adopt, amend and terminate such plans. The Committee shall also have the authority to administer the Company's incentive compensation plans and equity-based plans, including designation of the employees to whom the awards are to be granted, the amount of the award or equity to be granted and the terms and conditions applicable to each award or grant, subject to the provisions of each plan. In reviewing and making recommendations regarding or approving incentive compensation plans and equity-based plans, including whether to adopt, amend or terminate any such plans, the Committee shall consider the results of the most recent Say on Pay Vote.
To review and discuss with management the Company's Compensation Discussion and Analysis (“CD&A”), recommend that the CD&A and related executive compensation information be included in the Company's annual report on Form 10-K and proxy statement and produce the compensation committee report on executive officer compensation required to be included in the Company's proxy statement or annual report on Form 10-K.
To review, and approve and, when appropriate, recommend to the Board for approval, any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the CEO and other executive officers, which includes the ability to adopt, amend and terminate such agreements, arrangements or plans.
B-1

To review the Company's incentive compensation arrangements to determine whether they encourage excessive risk-taking, to review and discuss at least annually the relationship between risk management policies and practices and compensation, and to evaluate compensation policies and practices that could mitigate any such risk.
To review and recommend to the Board for approval the frequency with which the Company will conduct Say on Pay Votes, taking into account the results of the most recent stockholder advisory vote on frequency of Say on Pay Votes required by Section 14A of the Exchange Act, and review and approve the proposals regarding the Say on Pay Vote and the frequency of the Say on Pay Vote to be included in the Company's proxy statement.
OUTSIDE ADVISORS
The Committee shall have the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities as set forth in this Charter. The Committee shall set the compensation, and oversee the work, of the compensation consultant. The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of outside legal counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation, and oversee the work, of its outside legal counsel and other advisors. The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to its compensation consultants, outside legal counsel and any other advisors. However, the Committee shall not be required to implement or act consistently with the advice or recommendations of its compensation consultant, legal counsel or other advisor to the compensation committee, and the authority granted in this Charter shall not affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties under this Charter.
The Committee may retain, or receive advice from, any compensation advisor they prefer, including ones that are not independent, after considering the specified factors. The Committee is not required to assess the independence of any compensation consultant or other advisor that acts in a role limited to consulting on any broad-based plan that does not discriminate in scope, terms or operation in favor of executive officers or directors and that is generally available to all salaried employees or providing information that is not customized for a particular company or that is customized based on parameters that are not developed by the consultant or advisor, and about which the consultant or advisor does not provide advice.
The Committee shall evaluate whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K. Any compensation consultant retained by the Committee to assist with its responsibilities relating to executive compensation shall not be retained by the Company for any compensation or other human resource matters.
STRUCTURE AND OPERATIONS
The Board shall designate a member of the Committee as the chairperson. The Committee shall report regularly to the Board regarding its actions and make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.
The Committee may invite such members of management to its meetings as it deems appropriate. However, the Committee shall meet regularly without such members present, and in all cases the CEO and any other such officers shall not be present at meetings at which their compensation or performance is discussed or determined.
DELEGATION OF AUTHORITY
The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion.
PERFORMANCE EVALUATION
The Committee shall conduct an annual evaluation of the performance of its duties under this charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.
B-2

Appendix C
Charter for the Nominating Committee
of the Board of Directors of Liberated Syndication Inc.
Effective Date: May 1, 2016
Composition
The Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Liberated Syndication Inc. (the “Company”) shall consist of at least three directors of the Board. The members of the Committee shall be independent board members and select, or recommend for the selection of the Board of Directors, director nominees.
Duties and Responsibilities
The Committee is responsible for ensuring that qualified candidates for directors, and members and chairpersons of Board committees, are presented to the Board, with a view toward enhancing shareholder value over the long term.
The Committee shall:
1.	Consult with other members of the Board, and recommend to the Board, candidates for all directorships to be filled by the shareholders or the Board;
2.
Consider, in making its recommendations, candidates for directorships proposed by the Chief Executive Officer (the “CEO”) and, within the bounds of practicability or as required by law, by any other senior executive officer, any director or any shareholder of the Company;

3.	Recommend to the Board directors to fill seats on committees of the Board and directors to be designated as chairs of such committees;
4.
Recommend removal of directors, subject to compliance with the Company's Articles of Incorporation and Bylaws, as such are amended from time to time and applicable law, when such removal is warranted prior to the expiration of their term of office;

5.	Develop Board membership criteria, including, without limitation, criteria relating to experience, judgment, skills, diversity, age, and service on other boards;
6.	Review periodically and, as appropriate, make recommendations to the Board on the following:
•	the size and composition of the Board;
•	the frequency of meetings of the Board;
•	the types and functions of any committees of the Board; and
•	the compensation arrangements of the Company's non-management directors;
7.	Determine at least annually and report to the Board regarding the independence of directors and eligibility for board committees pursuant to NYSE and SEC rules;
8.	Perform such other duties as shall be assigned to the Committee by the Board.
Meetings
The Committee may hold such meetings as are necessary or appropriate in order for the Committee to fulfill its responsibilities. In the absence of a member designated by the Board to serve as chair, the members of the Committee may appoint from among their number a person to preside at their meetings.
C-1

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The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Bradley Tirpak 02 Brian Kibby 03 Douglas Polinsky 04 Eric Shahinian 05 Denis Yevstifeyev

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000474671_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement are available at www.proxyvote.com

LIBERATED SYNDICATION INC.
Annual Meeting of Stockholders
November 17, 2020 10:00 AM ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Laurie A. Sims and Richard P. Heyse, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Liberated Syndication Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 10:00 AM ET on November 17, 2020 virtually at www.virtualshareholdermeeting.com/LSYN2020 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000474671_2 R1.0.1.18